                                                               EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                              __________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                     PURSUANT TO SECTION 305(b)(2)
                              __________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                  13-5160382
                     (I.R.S. employer identification no.)

                   48 Wall Street, New York, New York  10286
             (Address of principal executive offices)  (Zip Code)
                              ___________________

                             The Bank of New York
                            10161 Centurion Parkway
                          Highwoods Center, 2nd Floor
                          Jacksonville, Florida 32256
                          Attn:  Ms. Sandra Carreker
                                (904) 998-4700
           (Name, address and telephone number of agent for service)
                             ____________________

                            GTE SOUTH INCORPORATED
              (Exact name of obligor as specified in its charter)

         VIRGINIA                                     56-0656680
(State or other jurisdiction of                   (IRS employer
incorporation or organization)                   identification no.)

                            GTE South Incorporated
                             1255 Corporate Drive
                              Irving, Texas 75038
                                (972) 507-5050
         (Address and telephone number of principal executive offices)
                             ____________________

                                  Debentures
                      (Title of the indenture securities)
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1.   General Information.
     -------------------

     Furnish the following information as to the trustee--

          Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York
          2 Rector Street
          New York, N.Y. 10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York
          33 Liberty Plaza
          New York, N.Y. 10045

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          New York Clearing House Association
          New York, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          Yes.


2.   Affiliations with Obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 4.)

3-15 Not Applicable

16.  List of Exhibits.
     ----------------

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 13th day of December, 1999.


                                             THE BANK OF NEW YORK


                                             By:  /s/ Sandra Carreker
                                                  ----------------------
                                                  Sandra Carreker, Agent

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of GTE South Incorporated Debentures, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                                 THE BANK OF NEW YORK


                                                 By:  /s/ Sandra Carreker
                                                      -----------------------
                                                      Sandra Carreker, Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y. 10286


     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
                                                              in Thousands
ASSETS
------

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
      and currency and coin................................    $ 6,394,412
     Interest-bearing balances.............................      3,966,749
Securities:
     Held-to-maturity securities...........................        805,227
     Available-for-sale securities.........................      4,152,260
Federal funds sold and securities
     purchased under agreements to resell..................      1,449,439
Loans and lease financing receivables:
     Loans and leases,
      net of unearned income..................   37,900,739
     LESS: Allowance for loan and
      lease losses............................      572,761
     LESS: Allocated transfer
      risk reserve............................       11,754
     Loans and leases, net of unearned
      income and allowance and reserve.....................     37,316,224
Assets held in trading accounts............................      1,646,634
Premises and fixed assets (including
     capitalized leases)...................................        678,439
Other real estate owned....................................         11,571
Investments in unconsolidated
     subsidiaries and associated
     companies.............................................        183,038
Customers' liability to this bank
     on acceptances outstanding............................        349,282
Intangible assets..........................................        790,558
Other assets...............................................      2,498,658
                                                               -----------
Total assets...............................................    $60,242,491
                                                               ===========

LIABILITIES
-----------

Deposits:
     In domestic offices...................................    $26,030,231

     Noninterest-bearing........................ 11,348,986
     Interest-bearing........................... 14,681,245
     In foreign offices, Edge and
      Agreement subsidiaries, and IBFs.....................  18,530,950
     Noninterest-bearing........................    156,624
     Interest-bearing........................... 18,374,326
Federal funds purchased and securities
     sold under agreements to repurchase
     in domestic offices of the bank and
     of its Edge and Agreement
     subsidiaries, and in IBFs:
     Federal funds purchased...............................   2,094,678
Demand notes issued to the
     U.S. Treasury.........................................     232,459
Trading liabilities........................................   2,081,462
Other borrowed money:
     With remaining maturity of one year
      or less..............................................     863,201
     With remaining maturity of more
      than one year through three years....................         449
     With remaining maturity of more
      than three years.....................................      31,080
Bank's liability on acceptances
      executed and outstanding.............................     351,286
Subordinated notes and debentures..........................   1,308,000
Other liabilities..........................................   3,055,031
                                                            -----------
Total liabilities..........................................  54,578,827
                                                            ===========


EQUITY CAPITAL
--------------

Common stock...............................................   1,135,284
Surplus....................................................     815,314
Undivided profits and capital
     reserves..............................................   3,759,164
Net unrealized holding gains (losses)
     on available-for-sale securities......................     (15,440)
Cumulative foreign currency
     translation adjustments...............................     (30,658)
                                                            -----------
Total equity capital.......................................   5,663,664
                                                            -----------
Total liabilities and equity capital....................... $60,242,491
                                                            ===========

     I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                                Thomas J. Masiro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


  Thomas A. Renyi   )
  Gerald L. Hassell )    Directors
  Allen R. Griffith )